UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
March 8, 2011
Date of Report (Date of earliest event reported)
QUALCOMM Incorporated
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-19528	95-3685934

(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, CA	92121

(address of principal executive offices)	(Zip Code)
858-587-1121
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders
QUALCOMM Incorporated (the “Company”) held its Annual Meeting of Stockholders on March 8, 2011. The stockholders considered seven proposals, each of which is described in more detail in the Company’s definitive proxy statement dated January 20, 2011.

Proposal 1:	Election of 13 directors to hold office until the 2012 Annual Meeting:

	FOR	WITHHELD
Barbara T. Alexander	1,189,987,131	31,710,941
Stephen M. Bennett	1,184,038,801	37,659,271
Donald G. Cruickshank	1,195,635,193	26,062,879
Raymond V. Dittamore	1,195,331,408	26,366,664
Thomas W. Horton	1,195,639,217	26,058,855
Irwin Mark Jacobs	1,186,230,926	35,467,146
Paul E. Jacobs	1,164,244,371	57,453,701
Robert E. Kahn	1,188,804,648	32,893,424
Sherry Lansing	1,194,761,937	26,936,135
Duane A. Nelles	1,188,702,832	32,995,240
Francisco Ros	1,213,376,807	8,321,265
Brent Scowcroft	1,173,909,863	47,788,209
Marc I. Stern	1,175,427,911	46,270,161
     Broker Non-Votes: 196,431,094 shares for each director
All of the foregoing candidates were elected and each received affirmative votes from more than a majority of the outstanding shares.

Proposal 2:	The vote on a proposal to approve the 2006 Long-Term Incentive Plan, as amended, which includes an increase in the share reserve by 65,000,000 shares, was as follows:

FOR	AGAINST	ABSTAIN

918,038,327	302,185,359	1,474,386
     Broker Non-Votes: 196,431,094
The foregoing proposal was approved.

Proposal 3:	The vote on a proposal to amend the 2001 Employee Stock Purchase Plan to increase the share reserve by 22,000,000 shares was as follows:

FOR	AGAINST	ABSTAIN

1,189,796,028	30,641,010	1,261,034
     Broker Non-Votes: 196,431,094
The foregoing proposal was approved.

Proposal 4:	The vote on a proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the fiscal year ending September 25, 2011 was as follows:

FOR	AGAINST	ABSTAIN

1,393,961,582	22,324,187	1,843,397
     Broker Non-Votes: 0
The foregoing proposal was approved.

Proposal 5:	The advisory vote on the compensation of the Company’s executive officers was as follows:

FOR	AGAINST	ABSTAIN

1,153,713,746	59,893,733	8,090,593
Broker Non-Votes: 196,431,094

Proposal 6:	The advisory vote on the frequency of future advisory votes on executive compensation was as follows:

One Year	Two Years	Three Years	ABSTAIN

765,223,343	19,759,230	434,499,020	2,216,479
     Broker Non-Votes: 196,431,094

Proposal 7:	The vote on a stockholder proposal to request that the Board of Directors initiate the appropriate process to amend the Company’s corporate governance documents (certificate of incorporation and/or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of stockholders, with a plurality vote standard retained for contested director elections, was as follows:

FOR	AGAINST	ABSTAIN

627,639,804	590,337,667	3,720,601
     Broker Non-Votes: 196,431,094
The foregoing proposal was approved.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2011	QUALCOMM Incorporated
	By:	/s/ Donald J. Rosenberg
Donald J. Rosenberg,
Executive Vice President, General Counsel and Corporate Secretary